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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): August 15, 1997

                       ADVANTA AUTO FINANCE CORPORATION
            (Exact name of registrant as specified in its charter)

              Nevada                  333-19733-01           23-2826077
   (State or other jurisdiction       (Commission         (I.R.S. Employer
         of incorporation)            File Number)       Identification No.)

                           500 Office Carter Drive
                                  Suite 400
                             Fort Washington PA         19304
             (Address of principal executive offices) (ZIP Code)

  Registrant's telephone number, including area code: (215) 444-4200




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Item 7. Financial Statements and Exhibits.

        (c)  Exhibits:

             99.1 Monthly Servicing Report for the Collection Period ending
                  July 31, 1997 relating to the Advanta Auto Receivables Trust 1997-1 Class A-1 Floating Rate Asset Backed Notes and the Class A-2 Fixed Rate Asset Backed Notes.



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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  ADVANTA AUTO FINANCE CORPORATION

Date: June 10, 1998               /s/ David E. Plante
                                  ---------------------------------
                                  Name: David E. Plante
                                  Title: President

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                                EXHIBIT INDEX

                  Exhibit No.   Description
                  -----------   -----------

                      99.1      Monthly Servicing Report